Exhibit 99.2


                            LICENSE AGREEMENT


                                 between


                            AJINOMOTO CO., INC.

                                    and


                               SERAGEN, INC.

















                            December 13, 1994


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                            LICENSE AGREEMENT

THIS AGREEMENT, made and entered into this 13th day of December, 1994 by and between Ajinomoto Co., Inc., at 15-1, Kyobashi 1-Chome, Chuo-ku, Tokyo 104, Japan (hereinafter called "AJICO") and Seragen, Inc., at 97 South Street, Hopkinton, MA 01748, U.S.A. (hereinafter called "SERAGEN"),


                                WITNESSETH:

WHEREAS, AJICO and Japanese Foundation For Cancer Research (hereinafter called "JFCR") are the co-owners of certain patents and patent applications relating to Interleukin-2 (hereinafter called "IL-2") gene, and AJICO warrants that JFCR has approved of the grant of this license; and

WHEREAS, SERAGEN desires to obtain from AJICO a license of such patents and patent applications and AJICO is willing to grant to SERAGEN such license under acceptance of JFCR in accordance with the terms and conditions set forth hereunder;

NOW THEREFORE, the parties hereto agree as follows:

Article 1. Definition
_____________________

In this Agreement, the following terms have the following meanings unless the context clearly requires otherwise:

1. "License Patent" shall mean (i) patents and applications for patents relating to IL-2 gene which are listed in Appendix A attached hereto, and
   (ii) any patents issuing on any division, reissues, reexaminations, continuations, renewals, extensions and foreign counterpart of patents applied for or granted under (i) hereabove.

2. "License Product" shall mean DT/IL-2 fusion protein which is produced by the fused genes which are comprised of a gene encoding IL-2 or its partial fragments and a gene encoding diphtheria toxin or its partial fragments, to be used as a pharmaceutical for human use and which is covered by the Licensed Patent.

3. "Territory" shall mean any and all countries in the world.

4. "Seragen Territory" shall mean the United States, Canada, United Kingdom, Germany, France, Spain and Italy.

5. "Bulk Net Sales" shall mean the total gross price of the Licensed Product in the form which will become the finished pharmaceutical dosage form subject to only addition of filling, sealing, packaging and labeling works, less only accepted returns from customers, discounts actually given, breakage, insurance, freight transportation charges and excise or other sales taxes to the extent that they are included in the gross price.

6. "End-User Net Sales" shall mean the total gross invoice price of the Licensed Product in the finished pharmaceutical dosage form, less only accepted returns from customers, discounts actually given, breakage, insurance, freight transportation charges and excise or other sales taxes to the extent that they are included in the gross invoice price.

7. "Effective Date" shall mean the date first above written.


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8. "Annual Period" shall mean a twelve-month period commencing on April 1, except for the 1st Annual Period which shall commence on the date of execution of this Agreement and shall end on March 31, 1995.

Article 2. Grant of License
___________________________

AJICO hereby grants to SERAGEN an exclusive and non-transferable license, with the right to sublicense, to manufacture and sell the License Product in the Territory under the License Patent. SERAGEN shall notify AJICO in writing of the name of the sublicensee and the type and territorial scope of such sublicense within two (2) weeks after execution of such sublicense agreement.

Article 3. Consideration
________________________

1. As partial consideration for the license granted under this Agreement, SERAGEN shall pay to AJICO an initial payment of Four Million Four Hundred Thousand U.S. Dollars (US$4,400,000) in accordance with the following schedule:

    a) One Hundred Thousand U.S. Dollars (US$100,000) within thirty (30) days after the Effective Date,

    b) Four Million Three Hundred Thousand U. S. Dollars (US$4,300,000)within sixty (60) days of any of the following events, whichever comes earlier, provided that this payment shall be made by SERAGEN to AJICO by March 31, 1997 at the latest:

            i) Seragen closing on a partnership agreement with any entity including Eli Lilly and Company subsequent to the Effective Date in which Seragen receives more than Twenty Million U.S. Dollars (US$20,000,000) in cash upon closing,

           ii) The issuance of equity securities by Seragen subsequent to the Effective Date with net proceeds to the company in excess of Twenty Million U.S. Dollars (US$20,000,000),

          iii) Receipt of a total of Twenty Million U.S. Dollars (US$20,000,000) from a combination of (i) and (ii) hereof.

2. As additional consideration for the license granted under this Agreement, SERAGEN shall pay to AJICO the following royalty on the Licensed Product sold by SERAGEN and its sublicensees:

   Clinical Indication               Royalty
   ___________________               _______
   Cancer                            4% on Bulk Net Sales

   Psoriasis                         4% on End-User Net Sales in Seragen
                                     Territory

                                     4% on Bulk Net Sales outside of Seragen
                                     Territory

   Rheumatoid Arthritis              If SERAGEN promotes:
   (which includes systemic            4% on End-User Net Sales in Seragen
   lupus erythematosus)                Territory


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                                       4% on Bulk Net Sales outside of Seragen
                                       Territory
                                     If SERAGEN's Sublicensees promote:
                                       2% on the first US$50 million of annual
                                       End-User Net Sales
                                       3% on the second US$50 million of
                                       annual End-User Net Sales
                                       4% on annual End-User Net Sales over
                                       US$100 million

   Recent Onset
   Type-1 Diabetes                   4% on Bulk Net Sales

   HIV                               4% on Bulk Net Sales

   All other Indication              4% on End-User Net Sales

3. SERAGEN guarantees that the running royalties to be paid by SERAGEN to AJICO under Article 3.2 hereabove shall not be less than the following minimum royalties:

   for the 3rd Annual Period:                  US$100,000

   for the 4th Annual Period:                  US$200,000

   for the 5th Annual Period
   and each following Annual Period:           US$300,000

The minimum royalty of each Annual Period is fully creditable against the running royalties of respective Annual Period.
Article 4.Payment, Records and Taxes
____________________________________

1. The royalties provided for in Article 3 shall be computed for calendar quarters ending on the last day of March, June, September and December of each year during the life of this Agreement and shall be paid to AJICO within thirty (30) days after the respective last day of the preceding calendar quarter mentioned above with the account report of the total amount of the Licensed Product sold by SERAGEN and its sublicensees and the amount of royalty during each quarter year period. In the event that the total royalty for a specific Annual Period does not reach to the minimum royalties specified in Article 3.3, the balance shall be paid within thirty
   (30) days after the end of such Annual Period.

2. All payments under this Agreement shall be made in United States currency at the exchange rate prevailing on the date of remittance by telegraphic transfer to AJICO's account at the bank designated by AJICO.

3. SERAGEN shall keep true and accurate records, files and books of account in accordance with generally accepted accounting principles consistently applied and containing all the data reasonably required for the computation and verification of the payment to be made. SERAGEN shall permit AJICO or its duly authorized representatives, at AJICO's expense, to inspect such records, files and books of account at any time during usual business hours.
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4. SERAGEN shall withhold from any royalties paid to AJICO hereunder the appropriate amount of income taxes to be imposed in the Territory and pay such taxes on behalf of AJICO, and submit to AJICO an official receipt showing the payment thereof. All charges including bank commissions for remittance of the royalty shall be borne by SERAGEN.

5. All payment under this Agreement shall not be refundable in any event, including invalidity of the Licensed Patent and termination of this Agreement.

Article 5.  Progress Report
___________________________

Upon request of AJICO made from time to time during the term of this Agreement, SERAGEN shall provide AJICO with a progress report stating the situation of development (including preclinical and clinical trials) relating to the Licensed Product made by SERAGEN.

Article 6.  Patent Infringement
_______________________________

1. Except as provided for in this Article 6.2, if any litigation involving the Licensed Patent is contemplated or brought against either party hereto, such party shall promptly notify the other party and the parties shall promptly meet to discuss the appropriate action to be taken.

2. The parties hereto acknowledge and recognize that there are two patents (USP No. 4,468,464 and USP No. 4,237,224) and there may be their divisions and continuations in U.S.A. which are owned by Stanford Research Institute and further there is a patent application (US Appl. No. 849,692 (November 8, 1977)) in U.S.A. and its counterparts in other countries which are owned by Genentech, Inc., and that the exploitation of the Licensed Patent may constitute an infringement of said patents. SERAGEN shall, at its own responsibility and cost, take necessary steps to settle the matter.

Article 7.  Warranty
____________________

1. AJICO represents and warrants that it has a sole and exclusive right to enter into this Agreement with SERAGEN and that Hoffman-La Roche, Inc. (hereinafter called "ROCHE") will not take any action against SERAGEN for the grant of licenses by AJICO hereunder, nor will ROCHE take any action based on the Licensed Patent against SERAGEN for exercising any right granted hereunder, and hereby agrees to and shall defend any such action, if brought. In this regard, SERAGEN hereby agrees that this Agreement was executed between AJICO and SERAGEN based on the mutual acknowledgment and understanding of the following agreement between AJICO and ROCHE, and that the negotiations between SERAGEN and ROCHE with respect to the proposal by ROCHE to SERAGEN for such an arrangement provided below has not been concluded as of the date of this Agreement, and, therefore, that this Agreement shall be construed, interpreted and applied in accordance with such acknowledgment and understanding:

        "Roche shall have the right to conclude a certain non-royalty bearing, non-assert arrangement relating to IL-2 Fusion Protein having the biological activity as an antagonist, e.g., as a killer of cells with Seragen. Except for such arrangement between Roche and Seragen, AJICO will have a sole and exclusive right to commercialize IL-2 Fusion Proteins having the biological activity as an antagonist by itself and to enter into license arrangements with third parties including Seragen under the PATENTS. Roche and AJICO agree that neither party will take any action based on rights covered by the Agreement against the other party or their contractual partner(s) for arrangements made pursuant to this section."


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2. SERAGEN represents and warrants that it has lawful right to enter into this
   Agreement and to perform all of its obligations hereunder.

3. Each party guarantees that its sublicensees shall also comply with the obligation each party undertakes under this Agreement, as the case may be.

4. Unless otherwise provided in this Article 7, the grant of licenses by AJICO hereunder shall not imply any warranty of the validity of the Licensed Patent, and AJICO shall not be held liable with respect to any claim made by a third party on account of or arising from the use of the Licensed Patent and development or commercialization of the Licensed Product by SERAGEN and its sublicensees, and SERAGEN shall hold AJICO harmless from such claims.

Article 8.  Confidentiality
___________________________

1. During the term of this Agreement and five (5) years thereafter, each party shall hold in confidence and shall not disclose to any third party without prior written consent of the other party the contents of this Agreement and any information received from the other party which is marked or identified "confidential" by the other party at the time of disclosure (hereinafter collectively called "Confidential Information").

   The above obligation shall not apply to the following:

   a)  information which, at the time of disclosure, is in the public domain;

   b) information which, after disclosure, is published or otherwise becomes generally available to the public without fault of the recipient;

   c) information which was in the possession of the recipient at the time of disclosure and was not acquired, directly or indirectly, from the other party; and

   d)  information which the recipient lawfully received from a third party.

2. Notwithstanding the provisions of Article 8.1 hereabove, each party shall have a right to disclose the Confidential Information to a governmental agency or other competent body as and when required by law and regulations, and its sublicensees (including possible sublicensees), and SERAGEN shall have the right to inform its investors and potential investors of the fact that this Agreement has been executed and, further, AJICO shall have the right to disclose the contents of this Agreement to JFCR.

Article 9.  Term
________________

This Agreement shall become effective on the Effective Date and shall remain in full force until the date of expiration of the last-to-expire Licensed Patent on a country-by-country basis, until sooner terminated as provided in
Article 10 below.

Article 10. Termination
_______________________

1. In the event that either party hereto, at any time during the term of this


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   Agreement, commits any breach of any provision hereunder, and fails to rectify such breach within sixty (60) days from the receipt of written notice from the other party, such other party may terminate this Agreement forthwith by written notice to the breaching party, and then any right of such breaching party under this Agreement shall cease forthwith. Any termination as provided hereunder shall not prejudice any other relief to the other party including any action or claim for damages and/or injunction.

2. Should either party hereto become insolvent or make an assignment for the benefit of creditors, or should proceedings in voluntary or involuntary bankruptcy be instituted on behalf or against either party, or should a receiver or trustee of either party's property be appointed, or should either party be amalgamated with or become a subsidiary of any other company or be purchased by a person, firm, company, corporation or organization, then the other party has the right to terminate this Agreement forthwith.

3. SERAGEN shall have the right at any time to terminate this Agreement by providing one hundred eighty (180) days written notice to AJICO of its intention to do so, in which event this Agreement shall terminate at the end of such one hundred eighty (180) days.

Article 11.  NOTICE
___________________

All notices, documents, statements, reports and other writing requested or permitted to be given by the terms of this Agreement shall be sent either by prepaid, registered or certified mail, telegram, telecopier or telex, properly at its address set forth below. Each notice shall be deemed to be give upon receipt.

In case of AJICO:        Ajinomoto Co., Inc.
                         15-1, Kyobashi 1-Chome
                         Chuo-ku, Tokyo 104, Japan

                         Attention:  Pharmaceutical Dept.

In case of SERAGEN:      Seragen, Inc.
                         97 South Street
                         Hopkinton, Massachusetts  01748
                         U.S.A.

                         Attention:  President



Article 12.  Force Majeure
__________________________

If performance of this Agreement is interfered with, for any length of time, by an act of God, war, civil commotion, epidemics or other similar occurrence which is beyond the control of either party, neither party shall be held responsible for non-performance of this Agreement for such length of time. If either party fails to remedy such non-performance within six (6) months after notice in writing of the non-performance by the other party, the other party shall have the right to terminate this Agreement sixty (60) days following the end of said six (6) months by giving written notice to the defaulting party.


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Article 13.   Assignment
________________________

The rights and licenses herein granted pursuant to this Agreement are indivisible, non-transferable and non-assignable by agreement, operation of law or otherwise, and any purported assignment or transfer shall be void and a breach of this Agreement, except for a transfer or assignment in connection with the entire sale of the business relating to the Licensed Product with the prior written approval by AJICO. Such approval will not be unreasonably withheld.

Article 14.  Arbitration and Governing Law
__________________________________________

Any dispute arising out of or relating to this agreement or breach thereof shall be finally settled by arbitration pursuant to the Japan-American Trade Arbitration Agreement of September 16, 1952, by which each party hereto is bound. Such arbitration shall be held in Boston if requested by AJICO and in Tokyo if requested by SERAGEN. In the vent of any dispute, controversy or difference, this Agreement shall be construed, interpreted and applied in accordance with the laws of the venue of such arbitration.

Article 15.  Entire Agreement
_____________________________

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and cancels any previous agreement, negotiations, commitments and writings in respect thereto, including the Letter of Intent executed between AJICO and SERAGEN as of November 19, 1993, except that the Non-Disclosure Agreement between the parties dated effective August 16, 1993 and amended effective September 19, 1994 shall remain in full force and effect. Any modification of this Agreement must be in writing and signed by the duly authorized representative of each party.

Article 16.  Language
_____________________

This Agreement is executed in duplicate in English language. In the event this Agreement is translated into any languages other than English, this version in English shall be controlling on all questions of interpretation and performance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

     Ajinomoto Co., Inc.                        Seragen, Inc.

By:/s/ Masaaki Izawa, Ph.D.                 By:/s/ George W. Masters
   ________________________                    _____________________
       Masaaki Izawa, Ph.D.                        George W. Masters
       Licensing, Manager                          Vice Chairman, President
       Pharmaceutical Dept.                        Chief Executive Officer


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                              Appendix A

                           Licensed Patent
                           _______________

U.S.A.                      Pat. 4738927

Canada                      Appl. 424401 (under examination)

U.K.                        Pat. 91539

France                      Pat. 91539

Swiss                       Pat. 91539

Netherlands                 Pat. 91539

Italy                       Pat. 91539
Sweden                      Pat. 91539

Germany                     Pat. 3377363. 7-08, Pat. 218632

Belgium                     Pat. 898473

Austria                     Pat. 392082

Denmark                     Appl. 5772/82 (under examination)

Hungary                     Pat. 197938

Russia                      Pat. 1479005

Australia                   Pat. 556353

Korea                       Pat. 75039

Japan                       Pat. 1713777


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